Rayliant-ChinaAMC Transformative China Tech ETF (the “Fund”)

(CNQQ)

a series of Rayliant Funds Trust (the “Trust”)

Supplement dated July 13, 2026

to the Statement of Additional Information (the “SAI”) of the Fund dated January 28, 2026

_________________________________________________________________________________

Effective May 28, 2026, David B. Scott resigned as Interested Trustee, Chairman of the Board, President and Principal Executive Officer and Treasurer and Principal Financial Officer of the Trust. At a meeting of the Board of Trustees of the Trust held on May 28, 2026, Himanshu Surti was appointed Interested Trustee, Chairman of the Board, President and Principal Executive Officer and Treasurer and Principal Financial Officer of the Trust.

Accordingly, all references to Mr. Scott are deleted in their entirety and replaced as follows:

The following replaces the first sentence of the section Board Leadership Structure on page 25 of the SAI:

Board Leadership Structure

The Trust is led by Himanshu Surti, who has served as the Chairman of the Board since May 28, 2026.

The following replaces the first five paragraphs of the section Trustee Qualifications on page 25 of the SAI:

Trustee Qualifications

Generally, the Trust believes that each Trustee is competent to serve because of their individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills.

Himanshu Surti

Mr. Surti serves as the Chief Operating Officer and Head of ETFs for Rayliant Investment Research.

Mr. Surti has 25 years of experience in ETFs, investment and portfolio management, and engineering design and project management. Within the ETF space, Mr. Surti has led and managed the launch of 26 ETFs and managed product suites with combined net assets of over $50 billion.

He holds an MBA in Finance from the University of California, Irvine; an MS in Civil Engineering from Michigan State University; and a Bachelor’s degree in Civil Engineering from SBM Polytechnic, Mumbai.

The following replaces the corresponding table in the section Interested Trustee and Officers on page 27 of the SAI:

Interested Trustee and Officers

Name and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Funds in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee during the Past Five Years
Himanshu Surti Year of Birth: 1974	Chairman of the Board, Trustee, President and Treasurer since 2026	Chief Operating Officer and Head of ETFs (since 2026); Senior Vice President and Director of ETF Product Management at Northern Trust Investments, Inc. (2020-2026)	2	N/A
1

Josh Katz, CFA Year of Birth: 1973	Secretary since 2025	Chief Compliance Officer of Adviser (since 2025); Chief Compliance Officer of Affinity Investment Advisors, LLC (since 2020)	N/A	N/A
James Ash Year of Birth: 1976	Chief Compliance Officer since 2025	Senior Vice President, Head of Compliance (since 2023); Senior Compliance Officer, Northern Lights Compliance, LLC (2019 – 2023)	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.
**	The term “Fund Complex” applies only to the operational series of the Trust.

The following replaces the corresponding table in the section Compensation on page 28 of the SAI.

The table below details the amount of compensation the Independent Trustees received from the Fund and the Trust for the fiscal period ended September 30, 2025. The Trust does not have a bonus, profit sharing, pension or retirement plan.

Name and Position	Aggregate Fiscal Year Compensation from the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex Paid to Trustees
Himanshu Surti	$0	$0	$0	$0
Laura Morrison	$2,500	$0	$0	$2,500
John Hyland	$2,500	$0	$0	$2,500

*        Since the Fund has only recently launched, no allocation of compensation is feasible.

The following replaces the section Management and Trustee Ownership on page 28 of the SAI:

Management and Trustee Ownership

As of July 1, 2026, the Trustees and officers, as a group, owned no shares of the Fund or any of the Fund Complex’s outstanding shares.

The following replaces the subsection Proxy Voting Committee Members on page A-14:

It is the responsibility of the Proxy Voting Committee to approve the Proxy Voting and Governance Policy and review it at least on an annual basis.

In case of an issue not covered by the guidelines outlined in the Policy, Client Services or Investment Operations should escalate it by sending the completed Proxy Voting Form (Appendix B) to the Committee. The Committee should review the form and provide sign-off or comments.

The Committee includes:

●  Himanshu Surti – Chief Operating Officer

●  Phillip Wool – Head of Investment Solutions

●  Josh Katz – Head of Compliance

●  Vicky Wan – Head of Investment Operations

_________________________________________________________________________________

You should read this Supplement in conjunction with the Fund’s Prospectus, SAI and Summary Prospectus, each dated January 28, 2026, which provide information that you should know about the Fund before investing. The Fund’s Prospectus and SAI and Summary Prospectus have each been filed with the Securities and Exchange Commission and are incorporated by reference. Copies of these documents may be obtained without charge by visiting https://funds.rayliant.com or by calling (866) 949-4945.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

2